SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or
15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported): August 25, 2005

EQUITEX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-12374	84-0905189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7315 East Peakview Avenue
Englewood, Colorado 80111
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (303) 796-8940

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 Unregistered Sales of Equity Securities

On August 25, 2005, Equitex, Inc. (the “Company”) completed an exchange (the “Exchange”) with four holders of its Series G 6% Convertible Preferred Stock (the “Series G Stock”) and Series I 6% Convertible Preferred Stock (the “Series I Stock”) whereby the Company issued an aggregate of 3,055 shares of Series K 6% Convertible Preferred Stock, par value $.01 per share (the “Series K Stock”) in exchange for all of the issued and outstanding shares of Series G Stock and Series I Stock. Pursuant to the Exchange, the Company also issued three-year warrants to purchase an aggregate of 175,000 shares of its common stock at an exercise price of $4.50 per share (the “Warrants”). No commissions were paid in solicitation of the Exchange. The form of warrant issued in the Exchange is attached hereto as Exhibit 4.1, and is incorporated herein by reference.

Each share of Series K Stock has a stated value of $1,000 and is convertible into the Company’s common stock at a conversion price which is equal to the lesser of (i) $2.75 per share or (ii) 65% of the Market Price of the common stock (as defined in the Series K Certificate of Designation); provided that, upon the occurrence of certain events, the percentage stated in subparagraph (ii) shall increase to 75%. The conversion of the Series K Stock is subject to certain conditions and limitations that are set forth in the Series K Certificate of Designation. The holders of the Series K Stock have dividend rights and have a liquidation preference to all junior securities, including the common stock. Except as otherwise required by law, the holders of the Series K Stock do not have voting rights. The Series K Certificate of Designation was filed with the Securities and Exchange Commission as Exhibit 3.1 to the Current Report on Form 8-K filed on July 28, 2005, and is incorporated herein by reference.

The Series K Stock has not been registered under the Securities Act and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company relied on the exemption from federal registration under Sections 3(a)(9) and 4(6) of the Securities Act of 1933, as amended, as the issuances constituted an exchange by the Company to existing securityholders, all of whom are accredited investors, without the payment of any commissions or other remunerations in the solicitation of the exchange.

ITEM 9.01 Financial Statements And Exhibits

(c)	Exhibits

4.1	Form of Warrant issued to exchanging securityholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITEX, INC.

Date: August 31, 2005	By:	/s/ Henry Fong
Henry Fong, President